                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) August 28, 1997.


                       GRAHAM-FIELD HEALTH PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                    1-8801                     11-2578230
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)             Identification No.)


400 Rabro Drive East, Hauppauge, New York                       11788
 (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code  (516) 582-5900


                                 Not Applicable
         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS.

                  On August 28, 1997, the Company acquired all of the issued and outstanding shares of the capital stock of Medical Supplies of America, Inc., a Florida corporation ("Medapex"), pursuant to an Agreement and Plan of Reorganization (the "Reorganization Agreement") dated August 28, 1997, by and among the Company, S.E. (Gene) Davis and Vicki Ray (collectively, the "Selling Stockholders"). In accordance with the terms of the Reorganization Agreement, Medapex became a wholly-owned subsidiary of the Company and the Selling Stockholders received in the aggregate 960,000 shares of common stock of the Company in exchange for all of the issued and outstanding shares of the capital stock of Medapex. Pursuant to a Real Estate Sales Agreement dated as of August 28, 1997 (the "Real Estate Sales Agreement"), by and between the Company and BBD&M, a Georgia limited partnership and an affiliate of Medapex, the Company acquired Medapex's principal corporate headquarters and distribution facility in Atlanta, Georgia for a purchase price consisting of (i) $622,335 payable (x) by the issuance of 23,156 shares of common stock of the Company and (y) in cash in the amount of $311,167, and (ii) the assumption of debt in the amount of $477,664. In connection with the transaction, the Company also entered into a registration rights agreement dated as of August 28, 1997, pursuant to which the Company agreed to register for resale the shares of common stock of the Company issued pursuant to the Reorganization Agreement and the Real Estate Sales Agreement. Each of the Selling Stockholders entered into a two-year employment agreement and non-competition agreements with the Company.




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ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c)     EXHIBITS:

                          EXHIBIT NO.   DESCRIPTION

                          2(a) Agreement and Plan of Reorganization dated as of August 28, 1997, by and among the Company, S.E. (Gene) Davis, and Vicki Ray.

                          4(a) Registration Rights Agreement dated as of August 28, 1997, by and among the Company, S.E. (Gene) Davis, and Vicki Ray.

                          4(b) Employment Agreement dated as of August 28, 1997, by and between the Company and S.E. (Gene) Davis.

                          4(c) Employment Agreement dated as of August 28, 1997, by and between the Company and Vicki Ray.

                          4(d) Non-Competition Agreement dated as of August 28, 1997, by and between the Company and S.E. (Gene) Davis.

                          4(e)          Non-Competition Agreement dated



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                                    as of August 28, 1997, by and between the
                                    Company and Vicki Ray.

                          4(f) Escrow Agreement dated as of August 28, 1997, by and among the Company, S.E. (Gene) Davis, Vicki Ray, and Robert E. Lesser, as escrow agent.

                          4(g) Real Estate Sales Agreement dated as of August 28, 1997, by and between BBD&M, Ltd. and the Company.


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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GRAHAM-FIELD HEALTH PRODUCTS, INC.



Date:  September 4, 1997                  By: /s/ Irwin Selinger
                                              --------------------------------
                                              Irwin Selinger
                                               Chairman of the Board and
                                               Chief Executive Officer




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                                  EXHIBIT INDEX


ITEM NO.                  DESCRIPTION                             PAGE NO.
- --------                  -----------                             --------
2(a)              Agreement and Plan of
                  Reorganization dated as of
                  August 28, 1997, by and among
                  the Company, S.E. (Gene) Davis,
                  and Vicki Ray.

4(a)              Registration Rights Agreement
                  dated as of August 28, 1997, by
                  and among the Company, S.E.
                  (Gene) Davis, and Vicki Ray.

4(b)              Employment Agreement dated as of
                  August 28, 1997, by and between
                  the Company and S.E. (Gene)
                  Davis.

4(c)              Employment Agreement dated as of
                  August 28, 1997, by and between
                  the Company and Vicki Ray.

4(d)              Non-Competition Agreement dated
                  as of August 28, 1997, by and
                  between the Company and S.E.
                  (Gene) Davis.

4(e)              Non-Competition Agreement dated
                  as of August 28, 1997, by and
                  between the Company and Vicki
                  Ray.

4(f)              Escrow Agreement dated as of
                  August 28, 1997, by and among
                  the Company, S.E. (Gene) Davis,
                  Vicki Ray, and Robert E. Lesser,
                  as escrow agent.

4(g)              Real Estate Sales Agreement
                  dated as of August 28, 1997, by
                  and between BBD&M, Ltd. and the
                  Company.




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